Class A: GARTX Class C: GCRTX Institutional: GJRTX Class IR: GSRTX Class R: GRRTX
Before you invest, you may want to review the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 73 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-112 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	None	None	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	1.0%	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)[1]
Redemption Fee (as a percentage of amount redeemed, imposed through September 30, 2010 on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR	Class R

Management Fees	1.15%	1.15%	1.15%	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.46%	0.46%	0.31%	0.46%	0.46%

Total Annual Fund Operating Expenses	1.86%	2.61%	1.46%	1.61%	2.11%
Expense Limitation[2]	(0.26)%	(0.26)%	(0.26)%	(0.26)%	(0.26)%

Total Annual Fund Operating Expenses After Expense Limitation	1.60%	2.35%	1.20%	1.35%	1.85%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the Fund’s average daily net assets through at least April 30, 2011, and prior to such date the Investment Adviser may not unilaterally terminate the arrangement.

2      SUMMARY PROSPECTUS — GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the expense limitation arrangement between the Fund and the Investment Adviser will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$704	$1,079	$1,478	$2,590

Class C Shares
– Assuming complete redemption at end of period	$338	$787	$1,362	$2,925
– Assuming no redemption	$238	$787	$1,362	$2,925

Institutional Shares	$122	$436	$773	$1,724

Class IR Shares	$137	$483	$852	$1,889

Class R Shares	$188	$636	$1,110	$2,421

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2009 was 126% of the average value of its portfolio.

PRINCIPAL STRATEGY
The Investment Adviser will select the Fund’s investments with the goal of approximating the performance of the GS-ART Index, a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). Because of its strategy of attempting to track the GS-ART Index, the Fund does not follow traditional methods of active investment management, which involve buying and selling securities based on analysis of economic and market factors.
Instead, the Fund will invest in securities and other financial instruments that provide short or long exposure to the various indices that comprise the GS-ART Index (each such index, a “Component Market Factor”) in approximately the same weighting that such Component Market Factors have within the GS-ART Index at the applicable time.
The various indices that comprise the GS-ART Index include, but are not limited to, U.S. and non-U.S. equity, U.S. and non-U.S. fixed income, credit, commodity and volatility indices. The Fund may also invest in cash. The percentage of the portfolio exposed to each asset class and geographic region will vary from time to time as the weightings of the Component Market Factors change.
The Fund’s portfolio of investments may include, among other instruments, futures, swaps, structured notes, exchange-traded funds (“ETFs”), stocks and forward contracts, as well as U.S. Government securities and other high quality debt securities. From time to time, the Fund may invest a portion of its assets in instruments that are not directly linked to a Component Market Factor, if the Investment Adviser believes that those instruments will nonetheless assist the Fund in attempting to track the investment returns of a Component Market Factor.
The weight of a Component Market Factor within the GS-ART Index may be positive or negative. In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such Component Market Factor. Accordingly, the Fund’s investments may not reflect a long position in each Component Market Factor and the Fund’s NAV per share may decline from month to month, even if the value of any or all of the Component Market Factors increase during that time.
The Fund does not invest in hedge funds.
The fund is “non-diversified” under the Investment Company Act of 1940 (“Investment Company Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Derivatives Risk. The risk that loss may result from the Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Absence of Regulation. The Fund engages in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.
Liquidity Risk. The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

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Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks will be more pronounced.
Short Selling Risk. Short selling occurs when the Fund borrows a security from a lender, sells the security to a third party, reacquires the same security and returns it to the lender to close the transaction. The Fund profits if the price of the borrowed security declines in value from the time the Fund sells it to the time the Fund reacquires it. Conversely, if the borrowed security has appreciated in value during this period, the Fund will suffer a loss. The potential loss on a short sale is unlimited because the price of the borrowed security may rise indefinitely. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund’s obligations to provide collateral to the lender and set aside assets to cover the open position.
Index/Tracking Error Risk. The Fund’s portfolio composition and performance may not match, and may vary substantially from, that of the GS-ART Index for any period of time. Unlike the Fund, the returns of the GS-ART Index are not reduced by investment and other operating expenses. In addition, there can be no assurance that the Fund will be able to duplicate the exact composition of the GS-ART Index, or that the GS-ART Index will track hedge fund beta returns.
Industry Concentration Risk. The Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
PERFORMANCE
The bar chart and table below and on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.

4      SUMMARY PROSPECTUS — GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2009	1 Year	Since Inception

Class A (Inception 5/30/08)
Returns Before Taxes	-0.07%	-9.20%
Returns After Taxes on Distributions	-0.12%	-9.23%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.04%	-7.80%

Class C (Inception 5/30/08)
Returns Before Taxes	4.01%	-6.61%

Institutional Shares (Inception 5/30/08)
Returns Before Taxes	6.28%	-5.49%

Class IR Shares (Inception 5/30/08)
Returns Before Taxes	6.15%	-5.64%

Class R Shares (Inception 5/30/08)
Returns	5.46%	-6.16%

Goldman Sachs Absolute Return Tracker Index (reflects no deduction for fees, expenses or taxes)	7.82%	-3.68%
Credit Suisse/Tremont AllHedge Index (reflects no deduction for fees, expenses or taxes)	16.27%	-9.09%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Katinka Domotorffy, CFA, Managing Director, Head of Quantitative Investment Strategies, Chief Investment Officer, has managed the Fund since 2008; Jonathan Sheridan, Managing Director has managed the Fund since 2009; and Matthew Hoehn, Vice President, has managed the Fund since 2009.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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